UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    July 25, 2019

VOXX INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-28839
(State or other jurisdiction of incorporation)	(Commission File Number)

13-1964841

(I.R.S. Employer Identification No.)

2351 J Lawson Boulevard	11788
(Address of principal executive offices)	(Zip Code)

(800) 645-7750

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class:	Trading Symbol:	Name of Each Exchange on which Registered
Class A Common Stock $.01 par value	VOXX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Results of Operations and Financial Condition.

On July 25, 2019, the following matters were voted upon an approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)	The election of seven members of the Board of Directors, and

(2)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020.

1.	Election of Directors:

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A Directors
Peter Lesser	5,610,910	9,078,152	4,515,266
Denise Waund Gibson	4,199,355	10,489,707	4,515,266
John Adamovich, Jr.	5,612,667	9,076,395	4,515,266

Director's Name	Votes For	Votes Withheld	Broker Non-Votes
Class A and B Directors
John J. Shalam	29,811,288	7,487,314	4,515,266
Patrick M. Lavelle	29,810,328	7,488,274	4,515,266
Charles M. Stoehr	28,396,826	8,901,776	4,515,266
Ari M. Shalam	28,259,426	9,039,176	4,515,266

2.	Ratification of the Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2020:

Votes For	Votes Against	Votes Abstained
41,680,738	81,239	51,891

Item 7.01    Regulation FD Disclosure

On July 25, 2019, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, made remarks to the Company’s shareholders and invited guests, and a question and answer period followed. A transcript of Mr. Shalam’s remarks and the question and answer period is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

99.1	Transcript of Chairman’s remarks made and question and answer period during Shareholders’ Meeting (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX INTERNATIONAL CORPORATION (Registrant)

Date: July 31, 2019	BY:	/s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer